Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
(6) Discontinued Operations

During 2011, the Company sold one apartment community, Woodlawn Colonial, and one office building, Clarendon, for a total of $23.4 million resulting in gains totaling $8.4 million.  As of December 31, 2011 and 2010 no communities were held for sale.

During 2009, the Company sold five communities, Maple Leaf, Spring Lake, Mountain View, Carlton Heights Villas and Grand Regency totaling 353 units, for $38.0 million resulting in gains totaling $8.7 million.

The Company has recorded the gains and operations for these various assets sold as part of discontinued operations in the accompanying consolidated statements of operations.  The components of discontinued operations are outlined below and include the results of operations for the respective periods that the Company owned such assets ($ in thousands):

	2011	2010	2009

Revenues (1)	$4,081	$5,453	$7,504

Property operating expenses (1)	(1,861)	(2,342)	(3,007)
Depreciation and amortization	(1,115)	(1,491)	(1,980)
Expenses	(2,976)	(3,833)	(4,987)
Operating income from real estate sold	1,105	1,620	2,517

Gain on sale of real estate	8,382	-	8,626
Internal disposition costs	(839)	-	(683)
Income from discontinued operations	$8,648	$1,620	$10,460

(1)
For 2011, 2010 and 2009, discontinued operations consisted of the operating results of Woodland Colonial and Clarendon properties sold in 2011 and the operating results of Tierra del Sol/Norte and Alpine Country which were sold in 2012.